                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  June 18, 1999

                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                      0-28496                       62-1626938
               (Commission File No.)     (IRS Employer Identification No.)

401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2025
(Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Community Financial Group, Inc. (NASDAQ: CFGI), parent company of The Bank of Nashville, announced the completion of the acquisition by The Bank of Nashville of the majority interest in Machinery Leasing Company of North America, Inc. The company will operate under the name BON Leasing.

Exhibit 99.1: Copy of press release dated June 18, 1999 regarding this acquisition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 COMMUNITY FINANCIAL GROUP, INC.



Date: June 24, 1999              /s/ Mack S. Linebaugh, Jr.
     --------------------        --------------------------------------
                                 Mack S. Linebaugh, Jr.
                                 Chairman, President
                                 and Chief Executive Officer


   EXHIBIT INDEX
   -------------
   Exhibit 99.1:       Press release dated June 18, 1999.
